                                                           Exhibit 23.2

         CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 13, 2004, in the Registration Statement (Form
S-11 No. 333-00000) and related Prospectus of Global Signal Inc. dated February
13, 2004.

                                                     /s/ Ernst & Young LLP

Tampa, Florida
February 13, 2004